Annual Report


                               [graphic omitted]


                                 MARCH 31, 2002




TEMPLETON RUSSIA FUND, INC.


[logo omitted]
FRANKLIN TEMPLETON
   INVESTMENTS

               THANK YOU FOR INVESTING WITH FRANKLIN TEMPLETON. WE ENCOURAGE OUR
             INVESTORS TO MAINTAIN A LONG-TERM PERSPECTIVE AND REMEMBER THAT ALL
           SECURITIES MARKETS MOVE BOTH UP AND DOWN, AS DO FUND SHARE PRICES. WE
                                                APPRECIATE YOUR PAST SUPPORT AND
               LOOK FORWARD TO SERVING YOUR INVESTMENT NEEDS IN THE YEARS AHEAD.




[photo omitted]



MARK MOBIUS
PRESIDENT
TEMPLETON RUSSIA FUND, INC.

Mark Mobius has been living in emerging market countries since earning his Ph.D in economics and political science at Massachusetts Institute of Technology in 1964. During his extensive travels, he has acquired a thorough knowledge of business practices and customs unique to developing nations.

SHAREHOLDER LETTER


--------------------------------------------------------------------------------
YOUR FUND'S GOAL: TEMPLETON RUSSIA FUND SEEKS LONG-TERM CAPITAL APPRECIATION. UNDER NORMAL MARKET CONDITIONS, THE FUND INVESTS PRIMARILY IN EQUITY SECURITIES OF "RUSSIA COMPANIES," AS DEFINED IN THE FUND'S PROSPECTUS.
--------------------------------------------------------------------------------

Dear Shareholder:

This annual report for Templeton Russia Fund covers the fiscal year ended March 31, 2002. During the 12 months under review, Russia's economy continued to grow, albeit at a slower rate. For 2001, the country's gross domestic product (GDP) growth rate was 5.0%, compared with 8.3% in 2000. Investor confidence continued to improve as foreign investments in Russia rose 30% in 2001 to US$14.3 billion. Portfolio investments surged 210% to US$451 million in 2001, while the Russian stock market posted exceptional gains. 1 During the 12-month reporting period, the Morgan Stanley Capital International (MSCI) Russia Index grew 70.18% in U.S. dollar terms. 2 Two international, independent credit rating agencies, Fitch and Standard & Poor's, raised their respective ratings and outlook for Russia as the country's macroeconomic performance and pace of structural reforms continued to impress the markets.


1. Source: State Statistics Committee of Russia, 3/02.
2. Source: Standard & Poor's Micropal. Market return is measured in U.S. dollars and includes reinvested dividends. The MSCI Russia Index is market capitalization-weighted and measures the total return of equity securities in Russia. The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 12.





CONTENTS


Shareholder Letter .................  1

Performance Summary ................  5

Important Notice to
Shareholders .......................  6

Financial Highlights &
Statement of Investments ........... 11

Financial Statements ............... 14

Notes to
Financial Statements ............... 17

Independent
Auditors' Report ................... 20

Tax Designation .................... 21

Directors and Officers ............. 26



[GRAPHIC OMITTED]
FUND CATEGORY
Global
Growth
Growth & Income
Income
Tax-free Income

SECTOR/INDUSTRY DISTRIBUTION
Based on Total Net Assets
3/31/02
Oil & Gas                                          23.5%
Electric Utilities                                 14.5%
Banks                                               9.7%
Metals & Mining                                     9.2%
Pharmaceuticals                                     8.3%
Diversified Telecommunication Services              5.9%
Communications Equipment                            4.8%
Wireless Telecommunication Services                 4.0%
Multiline Retail                                    3.6%
Machinery                                           2.1%
Electronic Equipment & Instruments                  1.6%
Fixed Income Securities                             1.6%
Fixed Income Securities                             4.1%
Short-Term Investments & Other Net Assets           8.7%


The year under review saw Russia's general political climate improve, along with global perception of the country. The country's strong support of the antiterrorism coalition, as well as its aggressive steps to participate more actively in other international organizations, contributed to these developments. For example in late 2001, the World Trade Organization announced Russia's eligibility to become a member by 2003. Russia enacted laws to combat money laundering, which require banks to report any suspicious deals to special supervisory bodies. President Vladimir Putin replaced Viktor Gerashchenko with Sergei Ignatiev as the Central Bank Chairman. Business and banking circles favorably received the appointment, hoping for banking reforms. Additionally, the World Bank approved a US$120 million loan for Russia to finance a program designed to improve the efficiency of the country's budget system. 3 The project will be aimed at improving the overall framework for intergovernmental finance and supporting the region in the development and implementation of a fiscal reform program.

In December, the Russian Parliament passed the 2002 budget with US$70.4 billion in revenue and US$65.4 billion in expenditures, following a 2001 surplus equivalent to 1.3% of GDP. 4 The government also approved the 2002 privatization program. Most noteworthy were sales of the government's positions in oil producer Slavneft and telecommunications company Svyazinvest.

The favorable conditions discussed above contributed to the Fund's performance. As of March 31, 2002, Templeton Russia Fund posted one-year cumulative total returns of +145.77% based on market price and +62.02% based on net asset value, as shown in the Performance Summary on page 5.




3. Source: Emerging Markets Economy (www.EMEconomy.com), 2/4/02.
4. Source: Financial Times Information, 12/26/01, 3/30/02.

During the reporting period, we increased the Fund's exposure to Russia as a result of selective purchases and the price appreciation of many Russian companies. Key purchases included Sberbank, the country's largest bank, and Cherepovets Mk Severstal, its leading steel producer. In our opinion, Sberbank's brand recognition, government backing and dominant market share should allow the company to perform well over the long term. We believe Severstal's low valuations, progressive management and improving transparency make the company an attractive investment. Our exposure to Hungary declined mainly due to the sale of Gedeon Richter. We sold our Telekomunikacja Polska SA position, due to concerns over rising competition in Poland, as well as our position in Finnish beverage company Hartwall, which eliminated the Fund's exposure to both countries. Meanwhile, we increased our exposure to Croatia by initiating a position in pharmaceuticals company Pliva.

The changes listed above, as well as stock price fluctuations, led to replacement of half of the Fund's top 10 holdings. Aeroflot, Norilsk Nickel, Rostelecom, Hartwall and Telekomunikacja Polska SA fell from the list. Replacing these companies were Sberbank, Severstal, YUKOS, Pliva and Vimpel
Communications. By March 31, 2002, the portfolio's top three sector weightings were oil & gas, telecommunications and electric utilities.

Looking forward, we expect the Russian economy will continue benefiting from ongoing reforms. President Putin's achievements over the past year, along with the country's economic recovery, have contributed to greater investor confidence and investment in Russia. We will maintain our long-term investment horizon for Russian investments, as we further our efforts to identify attractively valued companies that seem well-positioned to benefit from the country's strengthening economy.




TOP 10 EQUITY HOLDINGS
3/31/02

COMPANY                       % OF TOTAL
SECTOR/INDUSTRY               NET ASSETS
----------------------------------------

Sberbank RF                         9.7%
BANKS

Surgutneftegaz                      8.2%
OIL & GAS

Unified Energy Systems              8.0%
ELECTRIC UTILITIES

Mosenergo, ADR & GDR                6.5%
ELECTRIC UTILITIES

Cherepovets Mk Severstal            5.9%
METALS & MINING

YUKOS                               5.6%
OIL & GAS

Tatneft                             4.9%
OIL & GAS

Lukoil Holdings, ADR                4.8%
OIL & GAS

Pliva D D, GDR, Reg S
(Croatia)                           4.5%
PHARMACEUTICALS

Vimpel Communications,
ADR                                 4.0%
WIRELESS TELECOMMUNICATION SERVICES

Investing in any emerging market, including Russia, means tolerating a certain amount of volatility and, in some cases, severe market corrections. Such highly speculative investing involves special risk considerations not typically associated with investing in U.S. securities markets. These risks include, but are not limited to, political, economic, legal and social uncertainties (for example, regional conflicts and risk of war), market and currency exchange rate volatility, delays in settling portfolio transactions, risk of loss arising from Russia's underdeveloped system of share transfer, registration and custody, and the pervasiveness of corruption and crime in the Russian economic system. Also, as a non-diversified investment company investing in Russia, the Fund may invest in a relatively small number of issuers and, as a result, be subject to greater risk of loss with respect to its portfolio securities.

We thank you for investing in Templeton Russia Fund. We welcome your comments and look forward to serving you.

Sincerely,

/S/SIGNATURE
Mark Mobius
President
Templeton Russia Fund, Inc.





This discussion reflects our views, opinions and portfolio holdings as of March 31, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 3/31/02
DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF THE FUND'S OPERATING EXPENSES. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS ACCORDING TO THE TERMS SPECIFIED IN THE FUND'S DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN AND DO NOT REFLECT ANY SALES CHARGES PAID AT INCEPTION OR BROKERAGE COMMISSIONS PAID ON SECONDARY MARKET PURCHASES. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE SALE OF FUND SHARES.



PRICE AND DISTRIBUTION INFORMATION



                                   CHANGE         3/31/02   3/31/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)              +$8.19         $21.59    $13.40
Market Price (NYSE)                +$16.02        $27.10    $11.08
DISTRIBUTIONS (4/1/01-3/31/02)
Dividend Income                    $0.0928


PERFORMANCE


                                                               INCEPTION
                                      1-YEAR       5-YEAR    (6/15/95) 2, 3
--------------------------------------------------------------------------------
Cumulative Total Return 1
  Based on change in NAV              +62.02%       -7.27%      +98.11%
  Based on change in market price    +145.77%      +10.17%     +155.05% 4
Average Annual Total Return 1
  Based on change in NAV              +62.02%       -1.50%      +10.59%
  Based on change in market price    +145.77%       +1.96%      +15.38% 4



1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated.
2. From 10/1/95, through 6/30/96, the Fund's Investment Manager agreed to reduce its fee by one-half. If the Investment Manager had not taken this action, the Fund's total return since inception would have been lower.
3. Commencement of Fund operations.
4. Since 9/13/95, commencement of trading on New York Stock Exchange, Inc.


--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Russian securities involve significant additional risks, including political and social uncertainty (for example, regional conflicts and risk of war), currency exchange rate volatility, pervasiveness of corruption and crime in the Russian economic system, delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody. Also, as a non-diversified company investing in Russia, the Fund may invest in a relatively small number of issuers and, as a result, be subject to greater risk of loss with respect to its portfolio securities. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


For updated performance figures, call Franklin Templeton Investments at 1-800/342-5236.



Past performance does not guarantee future results.

IMPORTANT NOTICE TO SHAREHOLDERS


CHANGE OF NAME AND INVESTMENT POLICIES. The U.S. Securities and Exchange Commission adopted new Rule 35d-1 under the Investment Company Act of 1940, as amended (the "Names Rule"), generally requiring a fund with a name suggesting a focus in a particular type of investment, in a particular industry, or in a particular geographic region, to invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the type of investment, industry or geographic region suggested by its name.

Consistent with requirements of the Names Rule, in April 2002, shareholders approved: (1) effective July 31, 2002, changing the Fund's current investment policy so that the Fund will be required to invest, under normal market conditions, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in investments that are tied economically to Russia or East European countries and (2) a corresponding amendment to the Fund's Articles of Incorporation to change the Fund's name, effective July 31, 2002, to TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC. Shareholders also approved an amendment to the Fund's investment restrictions providing that the Fund shall not invest more than 25% of its assets in a particular industry.

The Fund's investment goal is long-term capital appreciation. As recently approved by shareholders, effective July 31, 2002, to achieve its goal, the Fund will invest, under normal market conditions, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in investments that are tied economically to Russia or East European countries (individually a "Regional Country" and collectively, the "Regional Countries"). The Fund's 80% investment policy is non-fundamental, which means the Fund may change the policy without shareholder approval. The Fund, however, will provide shareholders with at least 60 days' prior notice of any change in its policy to invest at least 80% of the value of its net assets in investments that are tied economically to the Regional Countries.

The Investment Manager currently expects to continue its focus on investments in Russia to the extent that it believes attractive investment opportunities in Russia are available. The amount of the Fund's assets that may be invested at any one time in any one Regional Country will vary depending on market conditions and the Investment Manager's assessment of available investments. The Fund seeks to achieve its investment goal by investing primarily in "Regional Country Issuers." Regional Country Issuers are legal entities: (i) that are organized under the laws of or have a principal office and domicile in, a Regional Country; or (ii) for which the principal equity securities trading market is in a Regional Country; or (iii) that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in a Regional Country, or have at least 50% of their assets situated in a Regional Country; or (iv) that are Regional Country governmental entities that are authorized to issue or guarantee debt securities or other similar obligations.

Apart from the breadth of country coverage, the definition of Regional Country Issuers and the criteria that would apply to them is almost identical to the definition of "Russia Companies," except the definition of Regional Country Issuers includes governmental entities that are authorized to issue or guarantee debt securities or other similar obligations ("Sovereign Debt"). The Fund has always been permitted to invest up to 20% of its total assets in Sovereign Debt, but including Sovereign Debt within the definition of Regional Country Issuer permits the Fund to modestly increase this percentage in accordance with permissible limits under the 80% investment policy. However, the Investment Manager intends to invest in Sovereign Debt only to the extent that it believes such investments could offer the potential for capital appreciation.

For purposes of the Fund's 80% investment policy, the Regional Countries currently are anticipated to include: Albania, the Republic of Belarus, Bosnia and Herzegovina, Bulgaria, Croatia, the Czech Republic, Estonia, Hungary, Latvia, Lithuania, Macedonia, Moldova, Montenegro, Poland, Romania, Russia, Serbia, the Slovak Republic, Slovenia and Ukraine, and any other country in the same geographic region that may be approved by the Board of Directors in the future for investment by the Fund. Any future country or countries (or other political entity) formed by combination or division of one or more of the Regional Countries shall be deemed to be included within the term "Regional Countries." The Regional Countries include nations that may not currently have established securities trading markets or adequate custody arrangements for the safekeeping of the Fund's assets. Until such time as the Fund's custodian establishes a relationship with a sub-custodian in a Regional Country, or until mandatory securities depository arrangements are established and other applicable legal and regulatory requirements are met in that Regional Country, the Fund will not maintain assets in such Regional Country. In addition, the Fund currently expects to continue its focus on investments in Russia to the extent that the Investment Manager believes attractive investment opportunities in Russia are available. The amount of the Fund's assets that may be invested at any one time in any one Regional Country will vary depending on market conditions and the Investment Manager's assessment of available investments.

The Fund currently is permitted to invest in companies, which, while falling within the definition of a Russia Company, have characteristics and business relationships common to companies in countries other than Russia. This policy did not change when the 80% investment policy was approved, except that the Fund is now permitted to invest in companies which, while falling within the definition of a Regional Country Issuer, have characteristics and business relationships common to companies in countries other than the Regional Countries. Accordingly, the Fund is permitted to invest in companies organized and located in countries other than the Regional Countries, including companies having their entire production facilities outside of the Regional Countries, when securities of such companies meet one or more elements of the Fund's definition of a Regional Country Issuer, and, thus, can be viewed as dependent upon the economy of one or more Regional Countries.

The Fund may also invest up to 20% of the value of its net assets in issuers located in countries other than Regional Countries. Such countries include, but are not limited to: Armenia, Austria, Azerbaijan, Cyprus, Georgia, Greece, Kazakhstan, Kyrgyzstan, Malta, Tajikistan, Turkey, Turkmenistan and Uzbekistan.

The Fund is permitted to invest a greater percentage of its assets in a wider range of investments in a larger number of countries, as a result of expanding its investment criteria from investments principally in Russia Companies, to investments in Regional Country Issuers. Of course, the Fund already could invest up to 35% of its total assets in the securities of companies that are located, or traded, in certain Regional Countries and therefore, already was subject, albeit to a much lesser degree, to many of the risk factors inherent to investment in the Regional Countries.

Regional Countries are in varying stages of transition towards market-oriented economies based on private and entrepreneurial initiatives, multiparty democracies, pluralism and market economies. These countries shared the extremely volatile market performance in the past decade. In 1998 in Russia, for example, a number of substantial companies failed over a very short period of time. Stocks of other major companies lost considerable market value, although many have since recovered. A new crisis can occur in any Regional Country at any time. A substantial portion of the economic growth, if any, of Regional Countries is attributable to their exporting industries rather than domestic consumption; therefore, the Regional Countries are also highly susceptible to economic downturns in West European countries and the U.S., which are substantial consumers of their exported products.

Regional Country markets continue to be relatively volatile, and the Fund's investments will remain subject to currency fluctuation and local political, economic and social uncertainties. Furthermore, as a non-diversified fund, the Fund is permitted to invest in a relatively small number of issuers and, as a result, may be subject to greater risk of loss with respect to its portfolio securities. Investments in a single region, even though representing a number of different countries, may be affected by common economic forces and other factors. The Fund is subject to greater risks of adverse events which occur in the region and may experience greater volatility than a Fund that is more broadly diversified geographically. In late 2001, the Regional Country markets generally experienced a slowdown in line with other global economies. The economies of the various Regional Countries are expected to remain slow, given the slowdown in the major European Union economies. Additionally, there is no guarantee that investment by the Fund in Regional Country Issuers will result in similar or even higher rates of return than the Fund's prior investment focus on Russia Companies.

There are also individual exceptions within Regional Countries from a risk perspective. For example, while Belarus and Moldova are geographically in the same region, their economies are significantly less developed than those of other Regional Countries.

Investing in any emerging market means tolerating a certain amount of volatility and, in some cases, severe market corrections. Such highly speculative investing involves special risk considerations not typically associated with investing in securities markets in the U.S. The specific nature of such risks may vary according to the Regional Country in which investments are made. However, many of these risks closely parallel the risks to which the Fund already was subject by virtue of its investment focus on Russia. In addition, certain markets may be relatively illiquid and unforeseen changes in economic conditions may occur. Since the Fund is permitted to expand its investments to include a broader array of issuers in Regional Countries, rather than being limited mainly to investments tied to Russia, the Fund may increase its investments in a number of markets which may be considerably less developed than those of the U.S., Europe, or even Russia. Less developed markets involve higher levels of risk. In addition, many companies in countries with developing markets generally do not have operating histories of significant duration. Consequently, these markets may be subject to more substantial volatility and price fluctuations than securities that are traded in more developed markets.

Moreover, under the 80% investment policy, the Fund is permitted to invest up to 100% of its total assets in issuers tied to a single country within its expanded investment universe. Focusing on issuers tied to a single country exposes the Fund to increased currency, political, regulatory and other risks. In such an event, market swings in an individual country's market in which the Fund may be heavily, if not exclusively, invested, will be likely to have a greater effect on Fund performance. However, the Fund has no present intention to invest up to 100% of its assets in a single country, although the Fund currently expects to continue its focus on investments in Russia to the extent that the Investment Manager believes attractive investment opportunities in Russia are available.

Investing in any developing market means tolerating a certain amount of volatility and, in some cases, severe market corrections. Such highly speculative investing involves special risk considerations not typically associated with investing in U.S. securities markets. The specific nature of such risks may vary according to the Regional Country in which investments are made. However, many of these risks closely parallel the risks to which the Fund already was subject by virtue of its investment focus on Russia. These risks include, among others: (1) the risk of nationalization or expropriation of assets or confiscatory taxation, which may involve the risk of total loss; (2) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on the Fund's ability to exchange local currencies for U.S. dollars; (3) greater social, economic and political uncertainty (includ-ing regional conflict and the risk of war); (4) transitional forms of government; (5) delays in settling portfolio transactions and risk of loss arising out of the system of share registration and custody used in certain Regional Countries; (6) risks in connection with the maintenance of Fund portfolio securities and cash with foreign sub-custodians and securities depositories, including the risk that appropriate sub-custody arrangements will not be available to the Fund; (7) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment; (8) pervasiveness of public corruption and crime in the economic systems of certain Regional Countries; (9) greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets in which the Fund may invest; (10) currency exchange rate volatility and the lack of available currency hedging instruments; (11) the use of derivative instruments, which may include: forward foreign currency exchange contracts, currency futures contracts and options thereon, put and call options on securities, indices and foreign currencies, stock index futures contracts and options thereon and interest rate futures contracts and options thereon; (12) higher rates of inflation (including the risk of social unrest associated with periods of hyperinflation); (13) the risk that, by possibly investing significantly in certain multi-industry sectors, the Fund may be affected more by any single economic, political or regulatory development relating to a specific sector;
(14) the financial condition of Regional Country Issuers, including any debt amounts and the fact that such issuers may be smaller, less seasoned and newly organized; (15) the risk that dividends may be withheld at the source; (16) dependency on exports and the corresponding importance of international trade;
(17) the difference in, or lack of, disclosure, auditing and financial reporting standards, which may result in unavailability of material information about issuers in many Regional Countries; (18) the risk that the tax systems of the Regional Countries may not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation; (19) the fact that statistical information regarding the economy of Regional Countries may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (20) less extensive regulation of the securities markets than in more developed countries;
(21) markets that may be substantially influenced by insider trading and other market practices not accepted in developed markets; (22) the risks associated with the difficulties that may occur in pricing the Fund's portfolio securities;
(23) possible difficulty in identifying a purchaser of securities held by the Fund due to the underdeveloped nature of the securities markets; and (24) the risk of lawsuits arising from restrictive regulations and practices with respect to foreign investment in particular industries.

SHARE REPURCHASE PROGRAM. The Board of Directors of the Fund previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, shares of the Fund's common stock in open-market transactions, at the discretion of management. This authorization remains in effect.

TEMPLETON RUSSIA FUND, INC.
Financial Highlights


                                                                         YEAR ENDED MARCH 31,
                                                           --------------------------------------------------
                                                            2002      2001       2000      1999      1998
                                                           --------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(for a share outstanding throughout the year)
Net asset value, beginning of year ......................    $13.40    $20.48      $9.60    $28.02    $30.88
                                                           --------------------------------------------------
Income from investment operations:
 Net investment income (loss) ...........................       .05      (.03)       .15       .27      (.32)
 Net realized and unrealized gains (losses) .............      8.23     (7.05)     11.11    (15.98)     1.41
                                                           --------------------------------------------------
Total from investment operations ........................      8.28     (7.08)     11.26    (15.71)     1.09
                                                           --------------------------------------------------
Capital share repurchases ...............................       .01       .02         --        --        --
                                                           --------------------------------------------------
Less distributions from:
 Net investment income ..................................      (.09)     (.02)      (.38)     (.02)       --
 Net realized gains .....................................        --        --         --     (2.69)    (3.95)
                                                           --------------------------------------------------
Total distributions .....................................      (.09)     (.02)      (.38)    (2.71)    (3.95)
Net asset value, end of year ............................    $21.60    $13.40     $20.48     $9.60    $28.02
                                                           ==================================================
Market value, end of year a .............................  $27.1000  $11.0800   $18.7500  $11.3750  $35.6250
                                                           ==================================================
Total return (based on market value per share)              145.77%  (40.83)%     68.96%  (63.68)%    22.26%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .........................  $115,943   $72,103   $110,974   $51,940  $150,102
Ratios to average net assets:
 Expenses ...............................................     2.07%     2.05%      2.16%     2.14%     1.99%
 Net investment income (loss) ...........................      .30%    (.17)%      1.16%     2.17%    (.93)%
Portfolio turnover rate .................................    70.05%    63.77%     60.18%    13.32%    10.92%



+Based on average weighted shares outstanding effective year ended March 31,
 2000.
aBased on the last sale on the New York Stock Exchange.


                       See notes to financial statements.

TEMPLETON RUSSIA FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2002



                                                                            COUNTRY      SHARES      VALUE
--------------------------------------------------------------------------------------------------------------
     COMMON STOCKS 87.2%
     BANKS 9.7%
     Sberbank RF .......................................................    Russia        82,401 $ 11,206,536

     COMMUNICATIONS EQUIPMENT 4.8%
     Elektrosvyaz of Ulyanovsk .........................................    Russia        45,000      164,250
    *Golden Telecom Inc. ...............................................    Russia       116,500    1,803,420
     Kirov Electrosvyaz ................................................    Russia        20,000      222,000
    *Nizhnosvyazinform .................................................    Russia     1,893,100    2,565,151
    *Orenburg Region Electrosvyaz ......................................    Russia     4,000,000      320,000
     Samarasvyazinform .................................................    Russia         2,000       54,000
    *Svyazinform of Astrkhan ...........................................    Russia       218,000       79,570
     Tomsktelecom ......................................................    Russia       400,000      348,000
                                                                                                 ------------
                                                                                                    5,556,391
                                                                                                 ------------
     DIVERSIFIED TELECOMMUNICATION SERVICES 5.9%
     Electro Rostov ....................................................    Russia     2,360,000    1,882,100
     Krasnoyarskelectrosvyaz ...........................................    Russia        50,000      199,250
     Rostelecom, ADR ...................................................    Russia       256,460    1,982,436
     Stavropol Region Electrosvyaz .....................................    Russia       128,749      885,149
    *Uralsvyazinform ...................................................    Russia    138,340,000   1,867,590
                                                                                                 ------------
                                                                                                    6,816,525
                                                                                                 ------------
     ELECTRIC UTILITIES 14.5%
     Mosenergo, ADR ....................................................    Russia       986,740    3,996,297
     Mosenergo, GDR ....................................................    Russia       811,075    3,452,999
    *Unified Energy Systems ............................................    Russia    56,941,029    9,332,635
                                                                                                 ------------
                                                                                                   16,781,931
                                                                                                 ------------
     ELECTRONIC EQUIPMENT & INSTRUMENTS 1.6%
     Permenergo ........................................................    Russia       921,000    1,809,765
                                                                                                 ------------
    *MACHINERY 2.1%
     United Heavy Machinery Uralmash-Izhora Grp. .......................    Russia       445,000    2,398,550
                                                                                                 ------------
     METALS & MINING 9.2%
     Cherepovets Mk Severstal ..........................................    Russia       100,400    6,827,200
    *JSC Mining & Smelting Co. Norilsk Nickel ..........................    Russia       177,329    3,865,772
                                                                                                 ------------
                                                                                                   10,692,972
                                                                                                 ------------
     MULTILINE RETAIL 3.6%
     GUM Trade House ...................................................    Russia     1,274,120    2,070,445
     GUM Trade House, ADR ..............................................    Russia       667,094    2,168,056
                                                                                                 ------------
                                                                                                    4,238,501
                                                                                                 ------------

TEMPLETON RUSSIA FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2002 (CONT.)



                                                                            COUNTRY      SHARES      VALUE
--------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
     OIL & GAS 23.5%
     Lukoil Holdings, ADR ..............................................    Russia        94,175 $  5,518,655
    *Surgutneftegaz ....................................................    Russia    26,127,000    9,575,546
     Tatneft ...........................................................    Russia     8,185,160    5,737,797
     YUKOS .............................................................    Russia       774,490    6,482,481
                                                                                                 ------------
                                                                                                   27,314,479
                                                                                                 ------------
     PHARMACEUTICALS 8.3%
     Egis RT ...........................................................    Hungary       85,007    4,496,515
     Pliva D D, GDR, Reg S .............................................    Croatia      361,100    5,181,785
                                                                                                 ------------
                                                                                                    9,678,300
                                                                                                 ------------
    *WIRELESS TELECOMMUNICATION SERVICES 4.0%
     Vimpel Communications, ADR ........................................    Russia       142,740    4,593,373
                                                                                                 ------------
     TOTAL COMMON STOCKS (COST $61,586,034)                                                       101,087,323
                                                                                                 ------------

                                                                                       PRINCIPAL
                                                                                        AMOUNT
                                                                                        ------

     BONDS (COST $4,459,922) 4.1%
     Russian Federation, Reg S, 11.75%, 6/10/03 ........................    Russia    $4,500,000    4,840,209
                                                                                                 ------------

                                                                                        SHARES
                                                                                        ------

    aSHORT TERM INVESTMENTS (COST $15,280,151) 13.2%
     Franklin Institutional Fiduciary Trust Money Market Portfolio .....United States 15,280,151   15,280,151
                                                                                                 ------------
     TOTAL INVESTMENTS (COST $81,326,107) 104.5%                                                  121,207,683
     OTHER ASSETS, LESS LIABILITIES (4.5)%                                                         (5,264,938)
                                                                                                 ------------
     TOTAL NET ASSETS 100.0%                                                                     $115,942,745
                                                                                                 ============





*Non-income producing.
aThe Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc., an affiliate of Franklin Resources Inc.




                       See notes to financial statements.

TEMPLETON RUSSIA FUND, INC.
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2002



Assets:
 Investments in securities, at value (cost $81,326,107) ..................................   $121,207,683
 Receivables:
  Investment securities sold .............................................................      2,649,282
  Dividends and interest .................................................................        293,197
                                                                                             ------------
      Total assets .......................................................................    124,150,162
                                                                                             ------------
Liabilities:
 Payables
  Investment securities purchased ........................................................      7,905,799
  To affiliates ..........................................................................        133,283
 Accrued expenses ........................................................................        168,335
                                                                                             ------------
      Total liabilities ..................................................................      8,207,417
                                                                                             ------------
Net assets, at value .....................................................................   $115,942,745
                                                                                             ============
Net assets consist of:
 Undistributed net investment income .....................................................   $    (12,503)
 Net unrealized appreciation .............................................................     39,881,576
 Accumulated net realized gain ...........................................................        200,884
 Capital shares ..........................................................................     75,872,788
                                                                                             ------------
Net assets, at value .....................................................................   $115,942,745
                                                                                             ============
Net asset value per share ($115,942,745 / 5,368,786 shares outstanding) ..................         $21.60
                                                                                             ============



                       See notes to financial statements.

TEMPLETON RUSSIA FUND, INC.
Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2002



Investment Income:
 (net of foreign taxes of $238,369)
 Dividends ....................................................................  $1,293,196
 Interest .....................................................................     706,933
                                                                                 ----------
      Total investment income .................................................               $ 2,000,129
Expenses:
 Management fees (Note 4) .....................................................   1,033,915
 Administrative fees (Note 4) .................................................     210,832
 Transfer agent fees ..........................................................      37,329
 Custodian fees ...............................................................     307,189
 Reports to shareholders ......................................................      25,904
 Registration and filing fees .................................................      23,759
 Professional fees ............................................................      73,223
 Directors' fees and expenses .................................................      28,349
 Other ........................................................................       6,814
                                                                                 ----------
      Total expenses ..........................................................                 1,747,314
                                                                                              -----------
           Net investment income ..............................................                   252,815
                                                                                              -----------
Realized and unrealized gains:
 Net realized gain from:
  Investments .................................................................   2,889,270
  Foreign currency transactions ...............................................      71,237
                                                                                 ----------
      Net realized gain .......................................................                 2,960,507
      Net unrealized appreciation on investments ..............................                41,264,440
                                                                                              -----------
Net realized and unrealized gain ..............................................                44,224,947
                                                                                              -----------
Net increase in net assets resulting from operations ..........................               $44,477,762
                                                                                              ===========



                       See notes to financial statements.

TEMPLETON RUSSIA FUND, INC.
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED MARCH 31, 2002 AND 2001


                                                                                    2002          2001
                                                                              ----------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) .............................................  $    252,815     $ (143,606)
  Net realized gain from investments and foreign currency transactions .....     2,960,507     12,642,118
  Net unrealized appreciation (depreciation) on investments and translation
   of assets and liabilities denominated in foreign currencies .............    41,264,440    (50,860,614)
                                                                              ----------------------------
      Net increase (decrease) in net assets resulting from operations ......    44,477,762    (38,362,102)

 Distributions to shareholders from net investment income ..................      (498,264)      (109,447)
 Capital share transactions (Note 3) .......................................      (140,211)      (399,317)
                                                                              ----------------------------
      Net increase (decrease) in net assets ................................    43,839,287    (38,870,866)

Net assets:
 Beginning of year .........................................................    72,103,458    110,974,324
                                                                              ----------------------------
 End of year ...............................................................  $115,942,745   $ 72,103,458
                                                                              ============================
Undistributed net investment income included in net assets:
 End of year ...............................................................  $    (12,503)  $         --
                                                                              ============================



                       See notes to financial statements.

TEMPLETON RUSSIA FUND, INC.
Notes to Financial Statements



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Russia Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests primarily in equity securities of "Russia Companies," as defined in the Fund's prospectus. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

D. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

TEMPLETON RUSSIA FUND, INC.
Notes to Financial Statements (CONTINUED)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. MARKET AND GEOGRAPHIC RISK CONSIDERATIONS

Investing in equity securities of Russian companies includes certain risks not typically associated with investing in countries with more developed securities markets, such as political, economic and legal uncertainties, delays in settling portfolio transactions and the risk of loss from Russia's underdeveloped systems of share registration and transfer.


3. CAPITAL STOCK

On November 28, 2000, the Board of Directors of the Fund authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, shares of the Fund's common stock in open-market transactions, at the discretion of management. This authorization remains in effect.

At March 31, 2002, there were 100 million shares authorized ($.01par value). Share repurchase transactions were as follows:

                                                                                   YEAR ENDED MARCH 31,
                                                                                -------------------------
                                                                                      2002     2001
---------------------------------------------------------------------------------------------------------
Shares repurchased .................................................................  14,200    35,800
Amount repurchased .................................................................$151,869  $399,317
Weighted average discount of market price to net asset value of shares repurchased .      18%      17%

Through March 31, 2002, the Fund had repurchased a total of 50,000 shares.

During the year ended March 31, 2002, 611 shares were issued from reinvested distributions for $11,658.

TEMPLETON RUSSIA FUND, INC.
Notes to Financial Statements (CONTINUED)



4. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Asset Management Limited (TAML), and Franklin Templeton Services, LLC (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays monthly an investment management fee to TAML of 1.25% per year of the average weekly net assets of the Fund. Management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund) in an amount not to exceed the management fees paid by the Sweep Money Fund. The Fund pays an administrative management fee to FT Services of 0.25% per year of the average weekly net assets of the Fund, of which 0.20% is paid to Princeton Administrator, L.P., an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, for sub-administrative services subject to a minimum monthly fee of $12,500.


5. INCOME TAXES

At March 31, 2002, the cost of investments, net unrealized appreciation and undistributed ordinary income for income tax purposes were as follows:

                 Cost of investments ........................  $81,657,288
                                                               -----------
                 Unrealized appreciation ....................  $39,607,962
                 Unrealized depreciation ....................      (57,567)
                                                               -----------
                 Net unrealized appreciation ................  $39,550,395
                                                               ===========
                 Distributable earnings - ordinary income ...  $   519,563
                                                               ===========

The tax character of distributions paid during the year ended March 31, 2002, was the same for financial statements and tax purposes.

Net realized gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales.

The Fund utilized capital loss carryovers during the year ended March 31, 2002 in the amount of $2,500,232.


6. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended March 31, 2002 aggregated $54,915,282 and $59,655,317, respectively.

TEMPLETON RUSSIA FUND, INC.
INDEPENDENT AUDITORS' REPORT
To the Board of Directors and Shareholders of Templeton Russia Fund, Inc.


In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Russia Fund, Inc. (the "Fund") at March 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods prior to April 1, 1999 were audited by other independent accountants whose report dated April 30, 1999 expressed an unqualified opinion on those statements.



PricewaterhouseCoopers LLP
San Francisco, California
April 26, 2002

TEMPLETON RUSSIA FUND, INC.
Tax Designation


At March 31, 2002, more than 50% of the Templeton Russia Fund, Inc.'s assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

The following table provides a breakdown by country of foreign source income and foreign taxes paid, as designated by the Fund, to shareholders in June 2002.



                                       FOREIGN TAX PAID         FOREIGN SOURCE
                      COUNTRY             PER SHARE            INCOME PER SHARE
                      ----------------------------------------------------------
                      Croatia             $0.0000                  $0.0061
                      Finland              0.0012                   0.0034
                      Hungary              0.0032                   0.0078
                      Russia               0.0400                   0.1442
                      United Kingdom       0.0000                   0.0006
                                          --------------------------------------
                      TOTAL               $0.0444                  $0.1621
                                          --------------------------------------



In January 2003, shareholders will receive Form 1099-DIV which will include their share of taxes withheld and foreign source income distributed during the calendar year 2002. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

TEMPLETON RUSSIA FUND, INC.
Annual Meeting of Shareholders, August 30, 2001


An Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Ft. Lauderdale, Florida, on August 30, 2001. The purpose of the meeting was to elect four Directors of the Fund. At the meeting, the following persons were elected by the shareholders to serve as Directors of the
Fund: Martin L. Flanagan, Andrew H. Hines, Jr., Edith E. Holiday and Charles B. Johnson.* No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

The election of four (4) Directors:

                                            % OF          % OF                          % OF        % OF
                                         OUTSTANDING      VOTED                      OUTSTANDING    VOTED
TERM EXPIRING 2004:         FOR            SHARES         SHARES       WITHHELD         SHARES      SHARES
-----------------------------------------------------------------------------------------------------------------
Martin L. Flanagan        3,931,954        73.25%        98.90%         43,608          0.81%       1.10%
Andrew H. Hines, Jr.      3,927,781        73.17%        98.80%         47,781          0.89%       1.20%
Edith E. Holiday          3,933,663        73.28%        98.95%         41,899          0.78%       1.05%
Charles B. Johnson        3,938,515        73.37%        99.07%         37,047          0.69%       0.93%

* HARRIS J. ASHTON, NICHOLAS F. BRADY, HARMON E. BURNS, FRANK J. CROTHERS, S. JOSEPH FORTUNATO, BETTY P. KRAHMER, GORDON S. MACKLIN, FRED R. MILLSAPS, AND CONSTANTINE D. TSERETOPOULOS ARE DIRECTORS OF THE FUND WHO ARE CURRENTLY SERVING AND WHOSE TERMS OF OFFICE CONTINUED AFTER THE ANNUAL MEETING OF SHAREHOLDERS.

TEMPLETON RUSSIA FUND, INC.
Special Meeting of Shareholders, April 15, 2002


A Special Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Ft. Lauderdale, Florida, on April 15, 2002. The purpose of the meeting was to request shareholder approval to (1) change the Fund's current "fundamental" investment policy so that the Fund will be required, under normal market conditions, to invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in investments that are tied economically to Russia or East European countries, and to change this investment policy from a "fundamental" investment policy to a "non-fundamental" investment policy; (2) amend the Fund's Articles of Incorporation to change the Fund's name to "Templeton Russia and East European Fund, Inc.;" and (3) amend the Fund's current fundamental investment restriction regarding investments in a particular industry. No other business was transacted at the meeting.

The results of the voting at the Special Meeting are as follows:

1. To change the Fund's current "fundamental" investment policy so that the Fund will be required, under normal market conditions, to invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in investments that are tied economically to Russia or East European countries, and to change this investment policy from a "fundamental" investment policy to a "non-fundamental" investment policy:

                                            % OF          % OF
                                         OUTSTANDING      VOTED
                          SHARES VOTED     SHARES         SHARES
--------------------------------------------------------------------------------
For                         2,783,869        51.85%       91.86%
Against                       205,440         3.83%        6.78%
Abstain                        41,267         0.77%        1.36%
Broker Non-Votes                    0         0.00%        0.00%
--------------------------------------------------------------------------------
TOTAL                       3,030,576        56.45%      100.00%

2. To amend the Fund's Articles of Incorporation to change the Fund's name to "Templeton Russia and East European Fund, Inc.":

                                            % OF          % OF
                                         OUTSTANDING      VOTED
                          SHARES VOTED     SHARES         SHARES
--------------------------------------------------------------------------------
For                        2,801,967        52.19%       92.46%
Against                      192,661         3.59%        6.36%
Abstain                       35,948         0.67%        1.18%
Broker Non-Votes                   0         0.00%        0.00%
--------------------------------------------------------------------------------
TOTAL                      3,030,576        56.45%       100.00%

3. To amend the Fund's current fundamental investment restriction regarding investments in a particular industry:

                                            % OF          % OF
                                         OUTSTANDING      VOTED
                          SHARES VOTED     SHARES         SHARES
--------------------------------------------------------------------------------
For                       2,790,051        51.97%         92.06%
Against                     195,377         3.64%          6.45%
Abstain                      45,148         0.84%          1.49%
Broker Non-Votes                  0         0.00%          0.00%
--------------------------------------------------------------------------------
TOTAL                     3,030,576        56.45%        100.00%

TEMPLETON RUSSIA FUND, INC.
Dividend Reinvestment and Cash Purchase Plan


The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

If shares of the Fund are held in the shareholder's name, the shareholder will automatically be a participant in the Plan unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee.

Participants should contact Mellon Investor Services LLC, P.O. Box 3338, South Hackensack, NJ 07606-1938, to receive the Plan brochure.

To receive dividends or distributions in cash, the shareholder must notify Mellon Securities Trust Company ("the Plan Agent") at the address above or the institution in whose name the shares are held. The Plan Agent must receive written notice within 10 business days before the record date for the distribution.

Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional payments to the Plan Agent, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Securities Trust Company" and sent to Mellon Investor Services LLC, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attn:
Templeton Russia Fund, Inc. The Plan Agent shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of the Fund's shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent sent to Mellon Investor Services LLC, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Agent; or, if the participant wishes, the Plan Agent will sell the participant's shares and send the proceeds, less a service charge of $5.00 and less trading fees.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

TEMPLETON RUSSIA FUND, INC.






TRANSFER AGENT

Mellon Investor Services LLC
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
1-800-416-5585
www.melloninvestor.com




















SHAREHOLDER INFORMATION

Shares of Templeton Russia Fund, Inc. are traded on the New York Stock Exchange under the symbol "TRF." Information about the net asset value and the market price is published each Monday in THE WALL STREET JOURNAL, weekly in BARRON'S and each Saturday in THE NEW YORK TIMES and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about distributions and shareholder accounts, call 1-800-416-5585. Registered shareholders can now access their Fund account on-line with INVESTOR SERVICEDIRECTSM. For information go to Mellon Investor Services' web site at https://vault.melloninvestor.com/isd and follow the instructions.

The daily closing net asset value may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. pacific time any business day at 1-800-DIAL BEN(R) (1-800-342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of the reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list by writing Templeton Russia Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.

DIRECTORS AND OFFICERS


The name, age and address of the officers and directors, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton fund complex are shown below. Each director will serve until that person's successor is elected and qualified.


INDEPENDENT DIRECTORS                                          NUMBER OF
                                                          PORTFOLIOS IN FUND
                                               LENGTH OF   COMPLEX OVERSEEN
NAME, AGE AND ADDRESS        POSITION         TIME SERVED     BY DIRECTOR*             OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------


HARRIS J. ASHTON (69)        Director          Since 1994         138           Director, RBC Holdings, Inc. (bank holding company)
500 East Broward Blvd.                                                          and Bar-S Foods (meat packing company).
Suite 1200
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host
Corporation (nursery and craft centers) (until 1998).
----------------------------------------------------------------------------------------------------------------------------------

FRANK J. CROTHERS (57)       Director          Since 1998          19           None
500 East Broward Blvd.
Suite 1200
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Caribbean Electric Utility Services Corporation and Atlantic Equipment & Power Ltd.; Vice Chairman, Caribbean Utilities
Co., Ltd.; and Director and President, Provo Power Company Ltd.; and director of various other business and nonprofit organizations.
----------------------------------------------------------------------------------------------------------------------------------

S. JOSEPH FORTUNATO (69)     Director          Since 1994         139           None
500 East Broward Blvd.
Suite 1200
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Member of the law firm of Pitney, Hardin, Kipp & Szuch.
----------------------------------------------------------------------------------------------------------------------------------

ANDREW H. HINES, JR. (79)    Director          Since 1994          30           None
500 East Broward Blvd.
Suite 1200
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Consultant, Triangle Consulting Group; and Executive-in-Residence, Eckerd College (1991-present); and FORMERLY, Chairman and
Director, Precise Power Corporation (1990-1997); Director, Checkers Drive-In Restaurant, Inc. (1994-1997); and Chairman of the
Board and Chief Executive Officer, Florida Progress Corporation (holding company in the energy area) (1982-1990); and director of various of its subsidiaries.
----------------------------------------------------------------------------------------------------------------------------------


                                                                 NUMBER OF
                                                             PORTFOLIOS IN FUND
                                               LENGTH OF     COMPLEX OVERSEEN
NAME, AGE AND ADDRESS        POSITION         TIME SERVED      BY DIRECTOR*          OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------------


EDITH E. HOLIDAY (50)        Director          Since 1996          84           Director, Amerada Hess Corporation (exploration
500 East Broward Blvd.                                                          and refining of oil and gas); Hercules Incorporated
Suite 1200                                                                      (chemicals, fibers and resins); Beverly Enterprises,
Fort Lauderdale, FL 33394-3091                                                  Inc.(health care); H.J. Heinz Company (processed
                                                                                foods and allied products); RTI International
                                                                                Metals, Inc.(manufacture and distribution of
                                                                                titanium); Digex Incorporated (web hosting provider)
                                                                                and Canadian; and Canadian National Railway
                                                                                (railroad).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet
(1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
----------------------------------------------------------------------------------------------------------------------------------

BETTY P. KRAHMER (72)        Director          Since 1994          24           None
500 East Broward Blvd.
Suite 1200
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or trustee of various civic associations; and FORMERLY, Economic Analyst, U.S. government.
----------------------------------------------------------------------------------------------------------------------------------

GORDON S. MACKLIN (73)       Director          Since 1994         138           White Mountains Insurance Group, Ltd.; Martek
500 East Broward Blvd.                                                          Biosciences Corporation; WorldCom, Inc.
Suite 1200                                                                      (communications services); MedImmune, Inc.
Fort Lauderdale, FL 33394-3091                                                  (biotechnology); Overstock.com(Internet services);
                                                                                and Spacehab, Inc. (aerospace services).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation
(financial services) (until 1998) and Hambrecht & Quist Group (investment banking) (until 1992); and President, National
Association of Securities Dealers, Inc. (until 1987).
----------------------------------------------------------------------------------------------------------------------------------

FRED R. MILLSAPS (72)        Director          Since 1994          30           None
500 East Broward Blvd.
Suite 1200
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various business and nonprofit organizations; and manager of personal investments (1978-present); and FORMERLY,
Chairman and Chief Executive Officer, Landmark Banking Corporation (1969-1978); Financial Vice President, Florida Power and Light
(1965-1969); and Vice President, Federal Reserve Bank of Atlanta (1958-1965).
----------------------------------------------------------------------------------------------------------------------------------

CONSTANTINE
DEAN TSERETOPOULOS (47)      Director          Since 1997          20           None
500 East Broward Blvd.
Suite 1200
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Physician, Lyford Cay Hospital (1987-present); and director of various nonprofit organizations; and FORMERLY, Cardiology Fellow,
University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).
----------------------------------------------------------------------------------------------------------------------------------



INTERESTED DIRECTORS AND OFFICERS                               NUMBER OF
                                                           PORTFOLIOS IN FUND
                                               LENGTH OF     COMPLEX OVERSEEN
NAME, AGE AND ADDRESS        POSITION         TIME SERVED      BY DIRECTOR*          OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------


**NICHOLAS F. BRADY (71)     Director          Since 1994          65           Director, Amerada Hess Corporation (exploration and
500 East Broward Blvd.                                                          refining of oil and gas), C2, Inc. (operating and
Suite 1200                                                                      investment business), and H.J. Heinz Company
Fort Lauderdale, FL 33394-3091                                                  (processed foods and allied products).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Templeton Emerging Markets Investment Trust PLC, Darby Overseas Investments, Ltd. and Darby Emerging Markets Investments
LDC (investment firms) (1994-present); Director, Templeton Capital Advisors Ltd., and Franklin Templeton Investment Fund; and
FORMERLY, Secretary of the United States Department of the Treasury (1988-1993), Chairman of the Board, Dillon, Read & Co., Inc.
(investment banking) (until 1988) and U.S. Senator, New Jersey (April 1982-December 1982).
----------------------------------------------------------------------------------------------------------------------------------

**HARMON E. BURNS (56)       Director and     Director since       33           None
One Franklin Parkway         Vice President   1994 and Vice
San Mateo, CA 94403-1906                      President since
                                              1996
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services,
Inc.; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc.; and
officer of 51 of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------------------------

**MARTIN L. FLANAGAN (41)    Director and      Since 1994           7           None
One Franklin Parkway         Vice President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member - Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources, Inc.; Senior
Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and
Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC;
Executive Vice President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services,
Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin
Templeton Services, LLC; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 52 of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------------------------

**CHARLES B. JOHNSON (68)    Director and      Since 1994         138           None
One Franklin Parkway         Vice President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice
President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc.; and officer of 48 of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------------------------

JEFFREY A. EVERETT (38)      Vice President      Since 2001      Not Applicable   None
P.O. Box N-7759
Lyford Cay Nassau, Bahamas

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Templeton Global Advisors Limited; officer of 18 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Investment Officer, First Pennsylvania Investment Research (until 1989).
----------------------------------------------------------------------------------------------------------------------------------



                                                                 NUMBER OF
                                                            PORTFOLIOS IN FUND
                                               LENGTH OF     COMPLEX OVERSEEN
NAME, AGE AND ADDRESS        POSITION         TIME SERVED      BY DIRECTOR*          OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------


DAVID P. GOSS (54)           Vice President    Since 2000      Not Applicable   None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; President, Chief Executive Officer and Director, Property Resources, Inc. and
Franklin Properties, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Director,
Franklin Real Estate Income Fund and Franklin Advantage Real Estate Income Fund (until 1996), Property Resources Equity Trust
(until 1999) and Franklin Select Realty Trust(until 2000).
----------------------------------------------------------------------------------------------------------------------------------

BARBARA J. GREEN (54)        Vice President  Vice President    Not Applicable   None
One Franklin Parkway         and Secretary   since 2000
San Mateo, CA 94403-1906                     and Secretary
                                             since 1996

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; and Senior Vice President, Templeton Worldwide, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment
Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney
Fellow, U.S. Securities and Exchange Commission (1986-1995), Attorney, Rogers & Wells (until 1986), and Judicial Clerk, U.S.
District Court (District of Massachusetts) (until 1979).
----------------------------------------------------------------------------------------------------------------------------------

CHARLES E. JOHNSON (45)      Vice President    Since 1996      Not Applicable   None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member - Office of the President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton
Distributors, Inc.; President and Director, Templeton Worldwide, Inc. and Franklin Advisers, Inc.; Chairman of the Board,
President and Director, Franklin Investment Advisory Services, Inc.; officer and/or director of some of the other subsidiaries of
Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 34 of the investment companies in
Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------------------------

RUPERT H. JOHNSON, JR. (61)  Vice President    Since 1996      Not Applicable   None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------------------------

JOHN R. KAY (61)           Vice President      Since 1994      Not Applicable   None
500 East Broward Blvd.
Suite 1200
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin Templeton Distributors, Inc.; Senior Vice President,
Franklin Templeton Services, LLC; officer of 23 of the investment companies in Franklin Templeton Investments; and FORMERLY, Vice
President and Controller, Keystone Group, Inc.
----------------------------------------------------------------------------------------------------------------------------------




                                                                 NUMBER OF
                                                            PORTFOLIOS IN FUND
                                             LENGTH OF       COMPLEX OVERSEEN
NAME, AGE AND ADDRESS      POSITION         TIME SERVED         BY DIRECTOR*          OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------


MARK MOBIUS (65)           President           Since 1994      Not Applicable   None
Two Exchange Square
39th Floor, Suite 3905-08
Hong Kong

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Portfolio Manager of various Templeton advisory affiliates; Managing Director, Templeton Asset Management Ltd.; Executive Vice
President and Director, Templeton Global Advisors Limited; officer of eight of the investment companies in Franklin Templeton
Investments; officer and/or director as the case may be of some of the subsidiaries of Franklin Resources, Inc.; and FORMERLY,
President, International Investment Trust Company Limited (investment manager of Taiwan R.O.C. Fund) (1986-1987); and Director,
Vickers da Costa, Hong Kong (1983-1986).
----------------------------------------------------------------------------------------------------------------------------------

BRUCE S. ROSENBERG (40)    Treasurer           Since 2000      Not Applicable   None
500 East Broward Blvd.
Sutie 1200
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; and officer of 19 of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------------------------

MURRAY L. SIMPSON (64)     Vice President      Since 2000      Not Applicable   None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of
Franklin Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chief
Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000) and Director,
Templeton Asset Management Ltd. (until 1999).
----------------------------------------------------------------------------------------------------------------------------------


*We base the number of portfolios on each separate series of the registered investment companies comprising the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson is considered an interested person of the Fund under the federal securities laws due to his position as an officer and director and major shareholder of Franklin Resources, Inc., which is the parent company of the Fund's adviser. Mr. Flanagan's and Mr. Burns' status as interested persons results from their position as officers of Franklin Resources, Inc. Mr. Brady's status as an interested person results from his business affiliations with Franklin Resources, Inc. and Templeton Global Advisors Limited. Mr. Brady and Franklin Resources, Inc. are both limited partners of Darby Overseas Partners, L.P. (Darby Overseas). Mr. Brady is Chairman and shareholder of Darby Overseas Investments, Ltd., which is the corporate general partner of Darby Overseas. In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P. (DEMF). Mr. Brady serves as Chairman of the corporate general partner of DEMF, and Darby Overseas and its general partner own 100% of the stock of the general partner of DEMF. Mr. Brady is also a director of Templeton Capital Advisors Ltd. (TCAL), which serves as investment manager to certain unregistered funds. TCAL and Templeton Global Advisors Limited are both indirect subsidiaries of Franklin Resources, Inc.
Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.

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


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
LITERATURE REQUEST

For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS


GLOBAL GROWTH
Franklin Global Aggressive
 Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
 Companies Fund
Templeton Growth Fund
Templeton International
 (Ex EM) Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund
GLOBAL GROWTH & INCOME
Franklin Global
 Communications Fund
Mutual European Fund
Templeton Global Bond Fund
GLOBAL INCOME
Franklin Templeton Hard
 Currency Fund


GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin Capital Growth Fund(1)
Franklin DynaTech Fund
Franklin Gold and Precious
 Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
 Growth Fund(2)
Franklin Small Cap Growth Fund II(3)
Franklin Technology Fund
GROWTH & INCOME
Franklin Balance Sheet
 Investment Fund(4)
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund(5)
Franklin Utilities Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth
 Target Fund
Franklin Templeton Moderate
 Target Fund
INCOME
Franklin Adjustable U.S. Government Securities Fund6
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
 Access Fund
Franklin Floating Rate Trust(7)
Franklin Short-Intermediate
 U.S. Government Securities Fund(6)
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
Securities Fund(6)
Franklin Federal Money Fund(6,8)
Franklin Money Fund(6,8)


TAX-FREE INCOME(9)
Double Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
 Income Fund
Insured Tax-Free Income Fund(10)
Tax-Exempt Money Fund(6,8)


STATE-SPECIFIC
TAX-FREE INCOME(9)
Alabama
Arizona
California(11)
Colorado
Connecticut
Florida(11)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(10)
Michigan(10)
Minnesota(10)
Missouri
New Jersey
New York(11)
North Carolina
Ohio(10)
Oregon
Pennsylvania
Tennessee
Texas
Virginia



INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust(12)



1. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.

2. Formerly Franklin Small Cap Growth Fund I. Effective 9/1/01, the fund's name changed and its investment criteria expanded.

3. The fund is closed to most new investors, with the exception of retirement plan accounts and wrap program accounts. Existing shareholders can continue adding to their account.

4. Effective 5/1/02, the fund
is closed to all new investors. Existing shareholders, however, will be able to continue adding to their accounts through exchanges and purchases. In addition, retirement plans with an existing account in the fund will be allowed to open new participant accounts.

5. Effective 4/1/02, the fund expanded its investment universe to include companies with market capitalizations up to $2.5 billion.

6. An investment in
the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

7. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

8. No assurance exists that the fund's $1.00 per share price will be maintained.

9. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.

10. Portfolio of insured municipal securities.

11. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).
12. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.


                                                                           05/02

[logo omitted]
FRANKLIN TEMPLETON
   INVESTMENTS

100 Fountain Parkway
P.O. Box 33030
St. Petersburg, FL 33733-8030




ANNUAL REPORT
TEMPLETON RUSSIA FUND, INC.

AUDITORS
PricewaterhouseCoopers LLP
333 Market Street
San Francisco, CA 94105

TRANSFER AGENT
Mellon Investor Services LLC
85 Challenger Road
Overpeck Centre
Ridgfield Park, New Jersey 07660
1-800/416-5585
www.melloninvestor.com

FUND INFORMATION
1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

TLTRF A2002 05/02     [LOGO OMITTED] Printed on recylced paper